EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 13, 1997 included in Repligen Corporation's Annual Report on Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.


                                                     /s/ Arthur Andersen LLP

                                                     ARTHUR ANDERSEN LLP



Boston, Massachusetts
June 26, 1997